--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               November 30, 1997

Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months, as moderate economic growth and low inflation drove Treasury yields below year-end 1996 levels by October 31, 1997.

      The economy has shown some signs of slowing, which BlackRock expects may persist as early indicators suggest that holiday spending may be tepid. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our long-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.


Sincerely,
/s/ Laurence D. Fink                               /s/ Ralph L. Schlosstein
--------------------                               ------------------------
Laurence D. Fink                                   Ralph L. Schlosstein
Chairman                                           President

                                                               November 30, 1997

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

                         -------------------------------------------------------
                         10/31/97   10/31/96     CHANGE       HIGH        LOW
--------------------------------------------------------------------------------
  STOCK PRICE             $13.375    $12.44      7.54%       $13.75     $12.25
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)   $15.32     $14.52      5.51%       $15.32     $14.18
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first half of the Trust's fiscal year was characterized by increased concern over potential inflationary pressures. Bond prices fell and yields rose between mid-December 1996 and mid-April 1997, as economic data indicated a very strong economy. In an effort to subdue this growth and pre-emptively fight inflation, the Federal Reserve raised the Federal funds rate by 25 basis points (1/4%) to 5.50% at their March 25 FOMC policy meeting. During the second quarter, however, signs of more moderate economic growth began to appear. Lower factory orders, decreased consumer spending and higher inventories, in addition to continued benign inflationary forces, soothed investor fears over inflation. Accordingly, the Federal Reserve left interest rates unchanged at their May 20, July 2 and September 30 policy meetings. U.S. Treasury yields reflected investor expectations of Federal Reserve policy activity. The yield of the 10-year note rose from a period low of 6.04% in late November 1996 to 6.98% in mid-April 1997 in response to Federal Reserve Chairman Alan Greenspan's warning of excessive equity market euphoria and in anticipation of a Federal funds rate increase. As economic data softened, the yield of the 10-year fell over 100 basis points from 6.98% to close at 5.83% on October 31, 1997.

      The municipal bond market, represented by the LEHMAN MUNICIPAL BOND INDEX, posted a total return of 8.50% for the 12 month period ended October 31, 1997, underperforming the domestic taxable investment grade market (measured by the LEHMAN AGGREGATE INDEX), which returned 8.89%. Despite the rally in the Treasury market, demand for municipals was relatively strong, particularly during the summer, when nearly $60 billion worth of municipal issues matured and were reinvested back into the market. However, the decline in Treasury yields resulted in a significant increase in new municipal supply during September, as municipal issuers refunded higher interest bearing securities and brought lower yielding issues to market. During October, municipals experienced their largest underperformance versus Treasuries during 1997, as they were unable to keep pace with the global demand for U.S. Treasuries.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage at about 35% of total net assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. Over the past twelve months, the Federal Reserve tightened monetary policy by raising short term rates 25 basis points to 5.50% in March. Typically, short term municipal rates (which determine the Trust's borrowing costs) are approximately 65% of Treasury rates. Accordingly, the Trust's cost of leverage modestly increased as a result of the Fed's action.

      The main portfolio management theme in the Trust over the past year has been to take advantage of narrowing credit spreads between higher and lower rated bonds. To this end, the Trust has sold lower rated credits (BBB- and A-rated issues) in favor of higher rated credits (AA and AAA). Historically, lower rated bonds yield significantly more than higher rated bonds to compensate the investor for taking on a higher probability of default. Over the past year, this yield advantage has narrowed to levels that we believe do not pay investors enough to purchase lower credits. The Trust's current strategy emphasizes high credit quality non-callable and callable premiums in the 7- to 15-year maturity range. Prevailing municipal market conditions do not reward investors for extending beyond this maturity range.

      The following charts compare the Trust's current and October 31, 1996 asset composition and credit quality allocations:


                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
        SECTOR                           OCTOBER 31, 1997      OCTOBER 31, 1996
--------------------------------------------------------------------------------
      City, County & State                       17%                   8%
--------------------------------------------------------------------------------
      Transportation                             15%                  22%
--------------------------------------------------------------------------------
      Power                                      13%                  12%
--------------------------------------------------------------------------------
      Hospital                                   11%                   9%
--------------------------------------------------------------------------------
      Lease Revenue                               8%                  12%
--------------------------------------------------------------------------------
      Industrial                                  8%                   9%
--------------------------------------------------------------------------------
      University/School                           8%                   8%
--------------------------------------------------------------------------------
      Water & Sewer                               5%                   1%
--------------------------------------------------------------------------------
      Housing                                     5%                   6%
--------------------------------------------------------------------------------
      Pollution Control                           4%                   7%
--------------------------------------------------------------------------------
      Tax Revenue                                 4%                   1%
--------------------------------------------------------------------------------
      Resource Recovery                           1%                   1%
--------------------------------------------------------------------------------
      Miscellaneous Revenue                       1%                   4%
--------------------------------------------------------------------------------
      Utility                                      --                   --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      STANDARD & POOR'S/MOODY'S
            CREDIT RATING              OCTOBER 31, 1997      OCTOBER 31, 1996
--------------------------------------------------------------------------------
               AAA/Aaa                         55%                  43%
--------------------------------------------------------------------------------
                AA/Aa                          12%                   6%
--------------------------------------------------------------------------------
                 A/A                           13%                  21%
--------------------------------------------------------------------------------
               BBB/Baa                         20%                  30%
--------------------------------------------------------------------------------

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,
/s/ Robert Kapito                        /s/ Kevin Klingert
-----------------                        ------------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                   BKN
--------------------------------------------------------------------------------
Initial Offering Date:                                        February 19, 1993
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/97:                                $13.375
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/97:                                    $15.32
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/97 ($13.375)1:             5.89%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                          $0.065625
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                        $0.7875
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------
                                                                                               OPTION
             PRINCIPAL                                                                          CALL
  RATING      AMOUNT                                                                         PROVISIONS++        VALUE
(UNAUDITED)*  (000)                               DESCRIPTION                                (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS -- 147.0%
                      CALIFORNIA -- 12.5%
   Aa        $ 1,220  California Hsg. Fin. Agcy. Rev., Home Mtg. Ser. C, 5.65%,
                        8/01/14 .....................................................         2/04 at 102     $ 1,243,412
   A           5,770  California St. G.O., 5.00%, 10/01/14 ..........................        10/07 at 101       5,671,968
   AAA        15,460  Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%,
                        12/01/07, AMBAC .............................................        No Opt. Call      17,239,446
                      University of California Rev., Research Facs., Ser. B,
   A           2,000    6.10%, 9/01/10 ..............................................         9/03 at 102       2,117,060
   A           3,305    6.20%, 9/01/11 ..............................................         9/03 at 102       3,497,681
   A           2,000    6.25%, 9/01/12 ..............................................         9/03 at 102       2,119,000
                                                                                                              -----------
                                                                                                               31,888,567
                                                                                                              -----------
                      COLORADO -- 13.5%
                      Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E,
   Baa         3,100    Zero Coupon, 8/31/04 ........................................        No Opt. Call       2,273,075
   Baa         2,000    Zero Coupon, 8/31/07 ........................................        No Opt. Call       1,245,480
   Baa         2,250    6.90%, 8/31/05+++ ...........................................        No Opt. Call       2,642,018
                      Denver City & Cnty. Arpt. Rev.,
   Baa         1,120    Ser. C, 6.65%, 11/15/05 .....................................        11/02 at 102       1,218,358
   Baa         3,000    Ser. C, 6.50%, 11/15/06 .....................................        11/02 at 102       3,229,740
   Baa         3,705    Ser. D, 7.00%, 11/15/01+++ ..................................       No. Opt. Call       4,056,938
   Baa        14,085    Balance Ser. D, 7.00%, 11/15/25 .............................        11/01 at 100      15,088,556
                      E-470 Pub. Hwy. Auth. Co. Rev. Cap. Apprec. Ser. B, MBIA
   AAA         3,000    Zero Coupon, 9/01/11 ........................................        No Opt. Call       1,471,800
   AAA        10,000    Zero Coupon, 9/01/18 ........................................        No Opt. Call       3,271,400
                                                                                                              -----------
                                                                                                               34,497,365
                                                                                                              -----------
                      CONNECTICUT -- 3.6%
   Aa          8,750  Connecticut St. G.O., Ser. A, 5.50%, 11/15/08 .................        11/03 at 102       9,184,612
                                                                                                              -----------
                      DISTRICT OF COLUMBIA -- 0.8%
   AAA         1,900  District of Columbia, G.O., Ser. E, 6.00%, 6/01/09, CAPMAC ....         6/03 at 102       2,023,481
                                                                                                              -----------
                      FLORIDA -- 2.4%
   AAA         1,750  Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg.,
                      Ser. 1994-A, 6.55%, 7/01/14 ...................................         1/05 at 102       1,876,245
   BBB         4,000  Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28 ..............         7/06 at 102       4,178,280
                                                                                                              -----------
                                                                                                                6,054,525
                                                                                                              -----------
                      GEORGIA -- 3.4%
   AAA         6,000  Georgia Mun. Pwr. & Elec. Auth., Ser. T, 6.50%,
                       1/01/99+++, FGIC .............................................        No Opt. Call       6,170,760
   AA+         2,250  Georgia St. Hsg. & Fin. Auth. Rev., Sngl. Fam. Mtg.,
                       Ser. C, 7.00%, 12/01/15, FHA .................................        12/04 at 102       2,435,918
                                                                                                              -----------
                                                                                                                8,606,678
                                                                                                              -----------
                      ILLINOIS -- 13.4%
   AAA        18,050  Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC ......................        11/07 at 102      17,700,732
                      Cook Cnty. G.O.,
   AAA         3,000    Cap. Impt. 5.875%, 11/15/22, FGIC ...........................        11/06 at 101       3,105,870
   AAA         4,165    Ser. A, 5.20%, 11/15/08, MBIA ...............................        11/07 at 101       4,279,496
                      Illinois Edl. Facs. Auth. Rev., Loyola Univ., FGIC,
   AAA         5,000    4.125%+, 7/01/13 ............................................         7/03 at 102       5,160,600
   AAA         4,000    5.45%, 7/01/14 ..............................................         7/03 at 102       4,034,560
                                                                                                              -----------
                                                                                                               34,281,258
                                                                                                              -----------
                      INDIANA -- 3.3%
   Baa         7,595  Indianapolis Arpt. Auth. Rev., Spl. Facs. Fed. Express
                       Corp. Proj., 7.10%, 1/15/17 ..................................         7/04 at 102       8,458,324
                                                                                                              -----------
                      KENTUCKY -- 6.0%
   AAA        15,000  Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 3.95%+,
                       7/01/13, AMBAC ...............................................         7/03 at 102      15,292,350
                                                                                                              -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
                                                                                               OPTION
             PRINCIPAL                                                                          CALL
  RATING      AMOUNT                                                                         PROVISIONS++        VALUE
(UNAUDITED)*  (000)                               DESCRIPTION                                (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                       LOUISIANA -- 6.8%
   AAA        $14,400  Louisiana Pub. Facs. Auth. Hosp. Rev., Our Lady of the
                        Lake Regl. Med. Ctr., 4.19%+, 12/01/22, FSA .................        12/03 at 102     $14,464,656
   AAA          2,860  Louisiana Stadium & Expo Dist., Htl. Ocpcy. Tax, 6.00%,
                        7/01/16, FGIC ...............................................         7/06 at 102       3,010,436
                                                                                                              -----------
                                                                                                               17,475,092
                                                                                                              -----------
                       MARYLAND -- 7.6%
   Aa           4,000  Maryland St. Hlth. & Hghr. Ed. Facs. Auth. Rev.,
                        John Hopkins Univ.,*** 5.125%, 7/01/20 ......................         7/08 at 102       3,872,240
   Aa           9,940  Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl. Fam.
                        Prog., Ser. 2, 6.55%, 4/01/26 ...............................         4/05 at 102      10,635,204
   A-           1,500  Maryland St. Energy Fin.Admin., Bld. Wst. Disp. Rev.,
                        Wheelabrator Wtr.Proj., 6.45%, 12/01/16 .....................        12/06 at 102       1,636,275
   AAA          3,175  Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery
                        Cnty. Res. Rec. Proj., Ser. A, 6.30%, 7/01/16, MBIA .........         7/03 at 102       3,400,425
                                                                                                              -----------
                                                                                                               19,544,144
                                                                                                              -----------
                       MICHIGAN -- 3.7%
   AAA          4,000  Greater Detroit Res. Recovery Auth. Rev., Ser. A, 6.25%,
                        12/13/08, AMBAC .............................................         No Opt. Call      4,493,200
   AAA          5,000  River Rouge Sch. Dist., 5.625%, 5/01/22, FSA .................       5/03 at 101.50      5,070,900
                                                                                                              -----------
                                                                                                                9,564,100
                                                                                                              -----------
                       MISSOURI -- 0.4%
   NR           1,000  Lake of The Ozarks Comn. Bridge, 6.25%, 12/01/16 .............         12/06 at 102      1,036,320
                                                                                                              -----------
                       NEVADA -- 1.6%
   AAA          3,750  Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev.,
                        Ser. B, 5.80%, 7/01/09, MBIA ................................         7/03 at 102       3,977,963
                                                                                                              -----------
                       NEW YORK -- 19.9%
                       New York City, G.O.,
   Baa          4,140    Ser. A, 6.00%, 8/01/05 .....................................          No Opt.Call       4,449,672
   Baa          7,000    Ser. E, 6.50%, 2/15/06 .....................................         No Opt. Call       7,740,180
                       New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term.
                        One Group Assoc. Proj.,
   A            4,000    6.00%, 1/01/08 .............................................          1/04 at 102       4,251,640
   A            1,000    6.00%, 1/01/15 .............................................          1/04 at 102       1,042,510
                       New York City, G.O.,
   Baa          6,160    Ser. H, 7.20%, 2/01/02+++ ..................................         No Opt. Call       6,914,415
   AAA          3,000    Ser. D, 5.60%, 11/01/05 AMBAC ..............................         No Opt. Call       3,203,160
   A            3,000  New York St. Dorm. Auth. Rev., St.Univ. Edl. Facs.,
                         Ser. B, 6.10%, 5/15/04+++ ..................................         No Opt. Call       3,326,340
   Baa            840    Ser. H, 7.20%, 2/01/13 .....................................       2/02 at 101.50         926,680
                       New York St Loc. Govt. Assis. Corp.,
   A            2,000    Ser. C, 5.00%, 4/01/21 .....................................          4/03 at 102       1,876,640
   AAA          2,830    Ser. D, 5.00%, 4/01/23, AMBAC ..............................          4/04 at 100       2,663,369
   AAA          2,620  New York St. Urban Dev. Corp. Rev., Correctional Facs.,
                         5.625%, 1/01/07, AMBAC .....................................          1/03 at 102       2,773,794
   Baa          4,000  New York St. Hsg. Fin. Agcy.Rev., Svc. Contract. Oblig.,
                         Ser. A, 5.50%, 9/15/22 .....................................          3/03 at 102       3,962,560
   Baa          1,955  New York St. Hsg. Fin. Agcy.Rev., Hlth. Facs. of New York
                         City, Ser. A, 6.375%, 11/01/04 .............................          No Opt.Call       2,111,850
   AAA          5,000  New York St. Med. Care Facs. Rev., New YorkHosp., Ser.A,
                         6.60%, 2/15/09,AMBAC .......................................          2/05 at 102       5,601,550
                                                                                                              ------------
                                                                                                                50,844,360
                                                                                                              ------------
                       NORTH CAROLINA -- 5.5%
                       North Carolina Eastn. Mun. Pwr. Agcy., Rev.,
                         Ser. B, CAPMAC,
   AAA          5,300    6.00%, 1/01/22 .............................................         No Opt. Call       5,596,005
   AAA          2,500    6.00%, 1/01/26 .............................................         No Opt. Call       2,689,650
   AAA          5,000    7.00%, 1/01/08 .............................................         No Opt. Call       5,864,900
                                                                                                              ------------
                                                                                                                14,150,555
                                                                                                              ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
                                                                                               OPTION
             PRINCIPAL                                                                          CALL
  RATING      AMOUNT                                                                         PROVISIONS++        VALUE
(UNAUDITED)*  (000)                               DESCRIPTION                                (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                       OHIO -- 0.7%
   NR           $ 500  Cleveland Cuyahoga Cnty. Ohio Port Auth., Rev., Port Dev.
                         Proj., 6.00%, 3/01/07 ......................................        No Opt. Call      $   502,955
   AAA          1,220  Ohio St. Higher Edl. Fac. Com., Univ. Dayton Proj., 5.35%,
                          12/01/17 ..................................................        12/07 at 101        1,229,577
                                                                                                               -----------
                                                                                                                 1,732,532
                                                                                                               -----------
                       PENNSYLVANIA -- 11.8%
   AAA          1,275  Bethlehem Auth. Wtr. Rev., 6.25%, 11/15/01, MBIA+++ ..........         No Opt. Call       1,370,905
   AAA         10,100  Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp.
                         Bethlehem Proj., 4.00%+, 11/15/13, AMBAC ...................         11/03 at 102      10,118,281
   AAA          7,000  Montgomery Cnty. Ed. & Hlth. Care Holy Redeemer, 5.25%,
                         10/01/23, FGIC .............................................         10/07 at 101       6,807,220
   AAA          4,000  Pennsylvania Intergovernmental Coop. Auth., Spl. Tax Rev.,
                         Philadelphia Fdg. Prog., 5.50%, 6/15/20, FGIC ..............          6/06 at 100       4,013,800
                       Pennsylvania St. G.O.,
   AAA          6,190    5.125%, 9/15/02 AMBAC ......................................         No Opt. Call       6,409,250
   AAA          1,500    First Ser., 5.375%, 5/15/09, FGIC ..........................       5/06 at 101.50       1,571,250
                                                                                                              ------------
                                                                                                                30,290,706
                                                                                                              ------------
                       RHODE ISLAND -- 2.3%
   AA+          3,640  Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser.
                         15-B, 6.75%, 10/01/17 ......................................          4/04 at 102       3,906,521
   AAA          2,000  Rhode Island St. Hlth. & Edu. Bldg. Corp., Rev., Hosp.
                         Fin., 5.50%, 5/15/16, MBIA .................................          5/07 at 102       2,028,180
                                                                                                              ------------
                                                                                                                 5,934,701
                                                                                                              ------------
                       TENNESSEE -- 3.6%
   A            7,800  MAURY CNTY. IND. DEV. BRD. POLL. CTRL. REV., SATURN CORP.
                         PROJ., 6.50%, 9/01/24 ......................................          9/04 AT 102       8,517,990
   Aa             955  Tennessee Hsg. Dev. Agcy. Homeownership Prog., Zero
                         Coupon, 1/01/06 ............................................         No Opt. Call         627,807
                                                                                                              ------------
                                                                                                                 9,145,797
                                                                                                              ------------
                       TEXAS -- 11.3%
   AAA          9,500  Austin Util. Sys. Rev., 5.00%, 11/15/14, FSA .................         11/07 at 100       9,254,045
   Baa          9,800  Brazos River Auth. Poll. Ctrl. Rev., Coll-Texas Utilities
                         Co. Proj., 8.25%, 1/01/19 ..................................          1/99 at 100      10,373,888

   A            3,625  Matagorda Cnty. Nav. Dist. No. 1 Rev., Coll-Houston Light
                         & Pwr. Ser. B., 7.70%, 2/01/19 .............................          2/98 at 102       3,724,688
   A            2,500  Port of BayCityAuth. Matagorda Cnty. Rev., Hoechst
                         Celanese Corp. Proj., 6.50%, 5/01/26 .......................          5/06 at 102       2,730,075
   Baa          2,640  Sabine River Auth. Poll. Ctrl. Rev., Coll-Texas Utilities
                         Elec. Proj., Ser. B, 8.25%, 10/01/20 .......................         10/00 at 102       2,921,714
                                                                                                              ------------
                                                                                                                29,004,410
                                                                                                              ------------
                       UTAH -- 2.3%
   AAA          4,450  Intermountain Pwr. Agcy. Rev. Pwr. Supply, Ser. F, 5.00%,
                         7/01/13, AMBAC .............................................         No Opt. Call       4,284,950
   A            1,800  Intermountain Pwr. Agcy. Fst. Crossover, Ser. 86 B, 5.00%,
                         7/01/16 ....................................................         No Opt. Call       1,687,446
                                                                                                              ------------
                                                                                                                 5,972,396
                                                                                                              ------------
                       WASHINGTON -- 10.6%
   Aa           6,900  Seattle Met. Municipality, 5.40%, 1/01/08 ....................          1/03 at 102       7,147,572
   Aa           4,000  Washington St. G.O. Ser. A, 5.375%, 7/01/21 .................           7/06 at 100       4,004,280
                       Washington St.Pub. Pwr.Supply Sys.Rev.,
   AAA         13,395    Nuclear Proj. No. 1, 5.75%, 7/01/11,MBIA ..................           7/06 at 102      14,007,553
   AAA          2,000    Nuclear Proj. No. 2, 5.55%, 7/01/10,FGIC ..................           7/03 at 102       2,039.860
                                                                                                              ------------
                                                                                                                27,199,265
                                                                                                              ------------
                       Total Long-Term Investments (cost $357,813,045) .............                           376,159,501
                                                                                                              ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
                                                                                               OPTION
             PRINCIPAL                                                                          CALL
  RATING      AMOUNT                                                                         PROVISIONS++        VALUE
(UNAUDITED)*  (000)                               DESCRIPTION                                (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                       SHORT-TERM INVESTMENTS** -- 5.1%
                       FLORIDA -- 0.2%
   A1           $ 600  Escambia Cnty. Poll. Ctrl. Rev. Gulf Pwr. Co., FRDD,
                         4.20%, 11/03/97 ...........................................                          $     600,000
                                                                                                              -------------
                       MISSISSIPPI -- 0.8%
   VMIG1        1,600  Jackson Cnty. Poll. Ctrl. Rev., Chevron U.S.A. Inc. Proj.,
                         4.00% FRDD, 11/03/97 ......................................                              1,600,000
   P1             500  Perry Cnty. Poll. Ctrl. Rev. Leaf River Forest Proj.,
                         FRDD, 4.00%, 11/03/97 .....................................                                500,000
                                                                                                              -------------
                                                                                                                  2,100,000
                                                                                                              -------------
                       VIRGINIA -- 0.2%
   AAA            600  Peninsula Ports Auth. Rev., Port Fac. Shell Oil Co.,
                         FRDD, 4.00%, 11/03/97 .....................................                                600,000
                                                                                                              -------------
                       WASHINGTON -- 1.5%
                       Washington St. Hlth. Care Fac. Auth. Rev., Sisters
                         Providence,
   A1           1,000    Ser. B, FRDD, 4.00%, 11/03/97 .............................                             1,000,000
   A1           1,900    Ser. C, FRDD, 4.00%, 11/03/97 .............................                             1,900,000
   A1           1,000    Ser. D, FRDD, 4.00%, 11/03/97 .............................                             1,000,000
                                                                                                              ------------
                                                                                                                 3,900,000
                                                                                                              ------------
                       WYOMING -- 2.4%
   P1           5,950  Unita Cnty. Poll. Ctrl. Rev., ChevronUSA Inc.Proj.,
                         FRDD, 4.00%, 11/03/97 .....................................                             5,950,000
                                                                                                              ------------
                       Total Short-Term Investments (cost $13,150,000) .............                            13,150,000
                                                                                                              ------------
                       TOTAL INVESTMENTS-- 152.1%  (cost $370,963,045) .............                           389,309,501
                       Liabilities in excess of other assets-- (1.3)% ..............                            (3,383,784)
                       Liquidation value of preferred stock-- (50.8)% ..............                          (130,000,000)
                                                                                                              ------------
                       NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-- 100% .........                          $255,925,717
                                                                                                              ============
--------------------------
*   Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
**  For  purposes  of  amortized  cost  valuation,  the  maturity  date of these instruments  is  considered  to be the earlier of the next date on which the security  can be  redeemed  at par or the  next  date on  which  the rate of interest is adjusted.
*** When-issued security.
+   These bonds contain embedded caps. See glossary for definition.
++  Option call  provisions:  date  (month/year)  and price of the earliest  call or  redemption.  There may be other call provisions at varying prices at later dates.
+++ This bond is prerefunded. See Glossary for definition.

===========================================================================================================================
                              THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

     AMBAC      -- American Municipal Bond Assurance Corporation        FRDD     -- Floating Rate Daily Demand**
     CAPMAC     -- Capital Markets Assurance Corporation                FSA      -- Financial Security Assurance
     FGIC       -- Financial Guaranty Insurance Company                 G.O.     -- General Obligation Bond
     FHA        -- Federal Housing Administration                       MBIA     -- Municipal Bond Insurance Association
===========================================================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $370,963,045) (Note 1) .............................       $389,309,501
Cash .......................................................              6,248
Interest receivable ........................................          6,157,007
Deferred organization expenses and other
  assets ...................................................             13,698
                                                                   ------------
                                                                    395,486,454
                                                                   ------------
LIABILITIES
Payable for investments purchased ..........................          8,865,334
Dividends payable--common stock ............................            180,864
Dividends payable--preferred stock .........................            127,604
Advisory fee payable (Note 2) ..............................            112,201
Administration fee payable (Note 2) ........................             48,085
Other accrued expenses .....................................            226,649
                                                                   ------------
                                                                      9,560,737
                                                                   ------------
NET INVESTMENT ASSETS ......................................       $385,925,717
                                                                   ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .....................................       $    167,071
    Paid-in capital in excess of par .......................        232,077,765
  Preferred stock (Note 4) .................................        130,000,000
                                                                   ------------
                                                                    362,244,836
  Undistributed net investment income ......................            970,185
  Accumulated net realized gain ............................          4,364,240
  Net unrealized appreciation ..............................         18,346,456
                                                                   ------------
  Net investment assets, October 31, 1997 ..................       $385,925,717
                                                                   ============
  Net assets applicable to common
  shareholders .............................................       $255,925,717
                                                                   ============
Net asset value per common share:
  ($255,925,717 / 16,707,093 shares of
    common stock issued and outstanding) ...................             $15.32
                                                                         ======


--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .............................       $20,707,589
                                                                   -----------
Expenses
  Investment advisory ......................................         1,313,240
  Administration ...........................................           562,817
  Auction agent ............................................           345,033
  Custodian ................................................            94,000
  Directors ................................................            47,000
  Reports to shareholders ..................................            43,000
  Audit ....................................................            36,000
  Transfer agent ...........................................            23,000
  Legal ....................................................            10,000
  Miscellaneous ............................................           136,505
                                                                   -----------
  Total expenses ...........................................         2,610,595
                                                                   -----------
Net investment income ......................................        18,096,994
                                                                   -----------


REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (NOTE 3)
Net realized gain on investments ...........................         4,449,946
Net change in unrealized appreciation
  on investments ...........................................         8,949,932
                                                                   -----------
Net gain on investments ....................................        13,399,878
                                                                   -----------


NET INCREASE IN NET INVESTMENT ASSETS
  RESULTING FROM OPERATIONS ................................       $31,496,872
                                                                   ===========
                       See Notes to Financial Statements.

THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                                        --------------------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS                                              1997             1996
                                                                                        ---------        ---------
OPERATIONS:

   Net investment income .....................................................      $  18,096,994      $ 18,067,373
   Net realized gain on investments ..........................................          4,449,946         5,454,251
   Net change in unrealized appreciation on investments ......................          8,949,932           140,869
                                                                                     ------------      ------------
   Net increase in net investment assets resulting from operations ...........         31,496,872        23,662,493

DIVIDENDS AND DISTRIBUTIONS:

   To common shareholders from net investment income .........................        (13,100,478)      (13,156,544)
   To common shareholders from net realized gain on investments ..............           (322,193)         (239,692)
   To preferred shareholders from net investment income ......................         (4,591,740)       (4,619,604)
   To preferred shareholders from net realized gain on investments ...........           (104,104)          (89,343)
                                                                                     ------------      ------------
   Total dividends and distributions .........................................        (18,118,515)      (18,105,183)
                                                                                     ------------      ------------
       Total increase ........................................................         13,378,357         5,557,310

NET INVESTMENT ASSETS

Beginning of year ............................................................        372,547,360       366,990,050
                                                                                     ------------      ------------
End of year ..................................................................       $385,925,717      $372,547,360
                                                                                     ============      ============


                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------

                                                                                                           FOR THE PERIOD
                                                                        YEAR ENDED OCTOBER 31,          FEBRUARY 26, 1993*
                                                               ------------------------------------------ TO OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:                                1997       1996        1995         1994        1993
                                                               ------      -----       -----       ------      ------

Net asset value, beginning of period ...................      $ 14.52    $  14.18    $  12.05    $  14.76    $  14.10
                                                             --------    --------    --------    --------    --------
   Net investment income ...............................         1.08        1.09        1.10        1.06        0.66
   Net realized and unrealized gain (loss) on
     investments .......................................         0.80        0.34        2.16       (2,64)       0.74
                                                             --------    --------    --------    --------    --------
Net increase (decrease) from investment operations .....         1.88        1.43        3.26       (1.58)       1.40
                                                             --------    --------    --------    --------    --------
Dividends and Distributions:
   Dividends from net investment income to:
     Common shareholders ...............................        (0.78)      (0.79)      (0.82)      (0.90)     (0.45)
     Preferred shareholders ............................        (0.27)      (0.28)      (0.31)      (0.21)     (0.11)
  Distributions from net realized gain on
    investments to:
     Common shareholders ...............................        (0.02)      (0.01)         --          --         --
     Preferred shareholders ............................        (0.01)      (0.01)         --          --         --
                                                             --------    --------    --------    --------   --------
        Total dividends and distributions ..............        (1.08)      (1.09)      (1.13)      (1.11)     (0.56)
                                                             --------    --------    --------    --------   --------
Capital charge with respect to issuance of shares ......           --          --          --       (0.02)     (0.18)
                                                             --------    --------    --------    --------   --------
Net asset value, end of period** .......................     $  15.32    $  14.52    $  14.18    $  12.05   $  14.76#
                                                             ========    ========    ========    ========   ========
Per share market value, end of period** ................      $13.375     $ 12.44     $ 12.00     $10.375    $14.125
                                                             ========    ========    ========    ========   ========
TOTAL INVESTMENT RETURN+ ...............................        14.20%      10.41%      24.01%     (20.98)%     3.36%
                                                             ========    ========    ========    ========   ========
RATIOS TO AVERAGE NET ASSETS
  OF COMMON SHAREHOLDERS:+++
Expenses ...............................................         1.07%       1.12%       1.16%       1.14%      1.04%++
Net investment income before preferred stock dividends .         7.42%       7.57%       8.36%       7.80%      6.86%++
Preferred stock dividends ..............................         1.88%       1.94%       2.34%       1.55%      1.11%++
Net investment income available to common shareholders .         5.54%       5.63%       6.02%       6.25%      5.75%++
SUPPLEMENTAL DATA:
Average net assets of common shareholder
 (in thousands) ........................................      $243,947    $238,540    $219,740    $226,935   $236,810
Portfolio turnover .....................................          160%        164%        182%        210%       110%
Net assets of common shareholders, end of period
  (in thousands) .......................................      $255,926    $242,547    $236,990    $201,343   $246,631
Preferred stock outstanding (in thousands) .............      $130,000    $130,000    $130,000    $130,000   $130,000
Asset coverage per share of preferred stock, end
  of period ## .........................................      $ 74,241    $ 71,644    $ 70,575    $127,440   $144,858

----------
   * Commencement of investment operations.

  ** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday. # Net asset value immediately after the closing of the first public offering was $14.05.

  ## A stock split occurred on July 24, 1995 (Note 4)

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan.
     Total investment return does not reflect brokerage commissions. Total investment returns for less than one full year are not annualized.

  ++ Annualized.

 +++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING  POLICIES
The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on November 19, 1992 as a diversified, closed-end management investment company. The Trust had no transactions until February 16, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc. (the "Adviser"). Investment operations commenced on February 26, 1993.

   The Trust's investment objective is to manage a diversified portfolio of investment-grade securities to achieve high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $65,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended October 31, 1997 was to decrease accumulated net realized gain and increase undistributed net investment income by $15,507. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses, and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO  SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1997, aggregated $589,963,849 and $591,591,137, respectively.

   The federal income tax basis of the Trust's investments at October 31, 1997 was $371,044,266, and accordingly, net unrealized appreciation was $18,265,235 (gross unrealized appreciation--$18,271,830, gross unrealized depreciation--$6,595).

NOTE 4. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 16,707,093 common shares outstanding at October 31, 1997, the Adviser owned 7,093 shares. As of October 31, 1997, there were 5,200 shares of Preferred Stock outstanding as follows: Series T7--2,600 and Series T28--2,600.

   Offering costs ($1,046,346) incurred in connection with the underwriting of the Trust's common stock have been charged to paid-in capital in excess of par of the common stock.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 1, 1993, the Trust reclassified 2,600 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T7--1,300 shares, Series T28--1,300 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 per share plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   The underwriting discount ($1,950,000) and offering costs ($328,828) incurred in connection with the Preferred Stock offering have been charged to paid-in capital in excess of par of the common stock.

   Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction.

Dividend rates ranged from 3.30% to 4.99% during the year ended October 31, 1997. The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS  AND DISTRIBUTIONS
Subsequent to October 31, 1997, the Board of Directors of the Trust declared a divi-dend from undistributed earnings of $0.065625 per common share payable November 28, 1997, to shareholders of record on November 14, 1997. For the period November 1 through November 30, dividends declared on Preferred Stock totalled $527,045 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders  and Board of Directors of
The  BlackRock  Investment  Quality Municipal Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Investment Quality Municipal Trust Inc. as of October 31, 1997 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for the each of the four years in the period then ended and for the period February 26, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Municipal Trust Inc. at October 31, 1997, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
December 12, 1997

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------
      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all regular dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends. Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:

                                                                          TAXABLE        LONG-TERM
                                              RECORD        PAYABLE      ORDINARY         CAPITAL
                                               DATE          DATE         INCOME           GAIN
                                               -----        ------        -------        ---------
Common Stock Shareholders ..............     12/16/96      12/31/96      $0.003350      $0.015935
Preferred Stock Series T-7 .............     11/19/96      11/20/96        3.63           16.97
Preferred Stock Series T-28 ............     12/10/96      12/11/96        15.53          15.53
Preferred Series T-7 ...................       4/7/97       4/8/97          --            0.30
Preferred Series T-28 ..................      4/28/97       4/29/97         --            0.29


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts.

The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American Stock Exchanges, several open-end funds and over 125 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., one of the nations largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. To protect the common stockholders from increases in the cost of the preferred stock dividends, the Trust invests in securities called "additional interest bonds" or "embedded caps", which can help to limit the risk of increasing costs of leverage in a rising interest rate or flattening yield curve environment. These bonds pay additional interest when short-term municipal interest rates rise above a predetermined rate, or "cap". These securities are used, when available in the marketplace, to attempt to offset increases in the interest paid to preferred stockholders and may allow the Trust to maintain dividend levels to common stockholders in interest rate environments where the yield curve is either flat or inverted. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

      The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen. As mentioned above, the Trust will attempt to maintain a percentage of its investments in additional interest bonds which may help protect the Trust's income from increases in the cost of leverage.

          SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
CLOSED-END FUND:
Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:
When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:
Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:
Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

EMBEDDED CAP BONDS:
Also known as additional interest municipal bonds. These securities are intended to protect the income that a fund earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.

MARKET PRICE:
Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):
Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE NEW YORK TIMES or THE WALL STREET JOURNAL each Monday.

PREMIUM:
When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:
These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------
      BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 125 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT

Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION  AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP
919 Third Avenue
New York, NY 10022

                   This report is for shareholder information.
                        This is not a prospectus intended
               for use in the purchase or sale of any securities.

              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

                                                                      09247D-105
                                                                      09247D-204
[LOGO]  Printed on recycled paper                                     09247D-303

THE
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
=============================
ANNUAL REPORT
OCTOBER 31, 1997